                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-100157) of Kirkland's, Inc. of our report dated March 14, 2003, except for Note 10, as to which the date is April 10, 2003 relating to the financial statement and financial statement schedule, which appears in this Form 10-K.



/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Memphis, TN
April 29, 2003